                                                                  EXHIBIT 99.3

              PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                          PROFESSIONALS GROUP, INC.
                     AND PHYSICIANS PROTECTIVE TRUST FUND
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

      The following Professionals Group, Inc. and Physicians Protective Trust Fund Unaudited Pro Forma Condensed Combined Statements of Income combine the historical Consolidated Statements of Income of Professionals Group, Inc. and Physicians Protective Trust Fund giving effect to the transactions contemplated by the Merger Agreement, which have been accounted for as a "pooling-of-interests," as if those transactions had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Professionals Group, Inc. and Physicians Protective Trust Fund Unaudited Pro Forma Condensed Combined Financial Statements. This information should be read in conjunction with the historical consolidated financial statements of Professionals Group, Inc., including the notes thereto, and the historical consolidated financial statements of Physicians Protective Trust Fund, including the notes thereto.

The proforma financial data do not give effect to any anticipated revenue enhancements in connection with the transactions contemplated by the Merger Agreement and are not necessarily indicative of either the results that actually would have occurred had the transactions contemplated by the Merger Agreement been consummated on the dates indicated or the results that may be obtained in the future.

                            PROFESSIONALS GROUP, INC.
                      AND PHYSICIANS PROTECTIVE TRUST FUND
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      (In thousands, except per share data)


                                                                  For the Three Months Ended March 31, 1998
                                                                  -----------------------------------------
                                                  Professionals
                                                      Group               PPTF             Pro Forma              Pro Forma
                                                   Historical          Historical         Adjustments              Combined
                                                   ----------          ----------         -----------              --------
Revenues and other income:
Net premiums written                            $          32,444    $       15,556     $              -       $         48,000
Increase in unearned premiums,
  net of prepaid reinsurance premiums                      (8,368)           (1,853)                                    (10,221)
                                                ------------------   ---------------    -----------------      -----------------
Premiums earned, net                                       24,076            13,703                    -                 37,779
Net investment income                                       5,171             4,508                                       9,679
Net realized investment gains                                   2             4,036                                       4,038
Reinsurance experience refund                                   -               400                                         400
Other income                                                  518               188                                         706
                                                ------------------   ---------------    -----------------      -----------------
  Total revenues and other income                          29,767            22,835                    -                 52,602
                                                ------------------   ---------------    -----------------      -----------------

Expenses:
Losses and loss adjustment expenses, net                   19,293            15,499                                      34,792
Increase in reserve for extended reporting
  period claims                                               100               253                                         353
Policy acquisition and other underwriting
  expenses                                                  6,501             2,066                                       8,567
Interest expense                                              360                 -                                         360
                                                ------------------   ---------------    -----------------      -----------------
  Total expenses                                           26,254            17,818                    -                 44,072
                                                ------------------   ---------------    -----------------      -----------------

Income before federal income taxes                          3,513             5,017                    -                  8,530

Federal income taxes                                          704             1,298                                       2,002
                                                ------------------   ---------------    -----------------      -----------------

Net income                                      $           2,809    $        3,719     $              - (4)   $          6,528
                                                ==================   ===============    =================      =================


Net Income Per Share:
Primary                                         $            0.80    $            -     $              -       $           0.86 (1)
                                                ==================   ===============    =================      =================

Fully diluted                                   $            0.80    $            -     $              -       $           0.86 (1)
                                                ==================   ===============    =================      =================

Weighted Average Shares Outstanding:
Primary                                                 3,505,750                 -            4,089,160 (2)          7,594,910
                                                ==================   ===============    =================      =================

Fully diluted                                           3,511,837                 -            4,089,160 (2)          7,600,997
                                                ==================   ===============    =================      =================


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                            PROFESSIONALS GROUP, INC.
                      AND PHYSICIANS PROTECTIVE TRUST FUND
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      (In thousands, except per share data)


                                                                For the Three Months Ended March 31, 1997
                                                                -----------------------------------------
                                                  Professionals
                                                      Group                PPTF            Pro Forma                Pro Forma
                                                   Historical           Historical        Adjustments                Combined
                                                   ----------           ----------        -----------          ------------------
Revenues and other income:
Net premiums written                            $          14,376     $       59,293    $              -       $          73,669
Increase in unearned premiums,
  net of prepaid reinsurance premiums                      (1,985)           (42,585)                                    (44,570)
                                                ------------------    ---------------   -----------------      ------------------
Premiums earned, net                                       12,391             16,708                   -                  29,099
Net investment income                                       4,172              5,486                                       9,658
Net realized investment gains (losses)                        (36)               173                                         137
Reinsurance experience refund                                   -                700                                         700
Other income                                                   54                190                                         244
                                                ------------------    ---------------   -----------------      ------------------
  Total revenues and other income                          16,581             23,257                   -                  39,838
                                                ------------------    ---------------   -----------------      ------------------

Expenses:
Losses and loss adjustment expenses, net                   10,384             19,183                                      29,567
Increase in reserve for extended reporting
  period claims                                               100                515                                         615
Policy acquisition and other underwriting
  expenses                                                  2,635                472                                       3,107
Interest expense                                                -                  -                                           -
                                                ------------------    ---------------   -----------------      ------------------
  Total expenses                                           13,119             20,170                   -                  33,289
                                                ------------------    ---------------   -----------------      ------------------

Income before federal income taxes                          3,462              3,087                   -                   6,549

Federal income taxes                                          841                861                                       1,702
                                                ------------------    ---------------   -----------------      ------------------

Net income                                      $           2,621     $        2,226    $              -  (4)            $ 4,847
                                                ==================    ===============   =================      ==================


Net Income Per Share:
Primary                                         $            0.75     $            -    $              -       $            0.64 (1)
                                                ==================    ===============   =================      ==================

Fully diluted                                   $            0.75     $            -    $              -       $            0.64 (1)
                                                ==================    ===============   =================      ==================

Weighted Average Shares Outstanding:
Primary                                                 3,505,750                  -           4,089,160 (2)           7,594,910
                                                ==================    ===============   =================      ==================

Fully diluted                                           3,506,380                  -           4,089,160 (2)           7,595,540
                                                ==================    ===============   =================      ==================


See Notes to Unuadited Pro Forma Condensed Combined Financial Statements.

                             PROFESSIONALS GROUP, INC.
                      AND PHYSICIANS PROTECTIVE TRUST FUND

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        FOR THE YEAR ENDED DECEMBER 31, 1997
                                               -------------------------------------------------------
                                               PROFESSIONALS
                                                   GROUP           PPTF        PRO FORMA     PRO FORMA
                                                HISTORICAL      HISTORICAL    ADJUSTMENTS    COMBINED
                                               -------------    ----------    -----------    ---------
Revenues and other income:
Net premiums written.........................    $  71,146       $ 91,868                    $ 163,014
Decrease (increase) in unearned premiums, net
  of prepaid reinsurance premiums............          822        (31,810)                     (30,988)
                                                 ---------       --------      ---------     ---------
Premiums earned, net.........................       71,968         60,058                      132,026
Net investment income........................       18,719         20,802                       39,521
Net realized investment gains (losses).......         (207)         4,120                        3,913
Reinsurance experience refund................           --          4,236                        4,236
Other income.................................        1,169            677                        1,846
                                                 ---------       --------      ---------     ---------
          Total revenues and other income....       91,649         89,893                      181,542
                                                 ---------       --------      ---------     ---------
Expenses:
Losses and loss adjustment expenses, net.....       57,125         67,109                      124,234
Increase in reserve for extended reporting
  period claims..............................          505          1,703                        2,208
Policy acquisition and other underwriting
  expenses...................................       19,014          4,719                       23,733
Interest expense.............................        1,098             --                        1,098
                                                 ---------       --------      ---------     ---------
          Total expenses.....................       77,742         73,531                      151,273
                                                 ---------       --------      ---------     ---------
Income before Federal income taxes...........       13,907         16,362                       30,269
Federal income taxes.........................        2,881          4,960                        7,841
                                                 ---------       --------      ---------     ---------
Net income...................................    $  11,026       $ 11,402             --(4)  $  22,428
                                                 =========       ========      =========     =========
Net income per share:
  Basic......................................    $    3.15       $     --                    $    2.95(1)
  Assuming dilution..........................    $    3.14       $     --                    $    2.95(1)
Weighted average shares outstanding:
  Basic......................................    3,505,750             --      4,089,160(2)  7,594,910
  Assuming dilution..........................    3,507,761             --      4,089,160(2)  7,596,921

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                          PROFESSIONALS GROUP, INC.
                      AND PHYSICIANS PROTECTIVE TRUST FUND

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        FOR THE YEAR ENDED DECEMBER 31, 1996
                                               -------------------------------------------------------
                                               PROFESSIONALS
                                                   GROUP           PPTF        PRO FORMA     PRO FORMA
                                                HISTORICAL      HISTORICAL    ADJUSTMENTS    COMBINED
                                               -------------    ----------    -----------    ---------
Revenues and other income:
Net premiums written.........................    $  55,464       $68,719                     $ 124,183
Decrease in unearned premiums, net of prepaid
  reinsurance premiums.......................        1,223            --                         1,223
                                                 ---------       -------       ---------     ---------
Premiums earned, net.........................       56,687        68,719                       125,406
Net investment income........................       15,741        23,310                        39,051
Net realized investment gains (losses).......         (473)        2,004                         1,531
Reinsurance experience refund................           --         3,325                         3,325
Other income.................................          287           506                           793
                                                 ---------       -------       ---------     ---------
          Total revenues and other income....       72,242        97,864                       170,106
                                                 ---------       -------       ---------     ---------
Expenses:
Losses and loss adjustment expenses, net.....       48,368        76,393                       124,761
Increase in reserve for extended reporting
  period claims..............................          713           690                         1,403
Policy acquisition and other underwriting
  expenses...................................       11,138         6,741                        17,879
                                                 ---------       -------       ---------     ---------
          Total expenses.....................       60,219        83,824                       144,043
                                                 ---------       -------       ---------     ---------
Income before Federal income taxes...........       12,023        14,040                        26,063
Federal income taxes.........................        2,438         4,664                         7,102
                                                 ---------       -------       ---------     ---------
Net income...................................    $   9,585       $ 9,376              --(4)  $  18,961
                                                 =========       =======       =========     =========
Net income per share:
  Basic......................................    $    2.75       $    --                     $    2.50(1)
  Assuming dilution..........................    $    2.75       $    --                     $    2.50(1)
Weighted average shares outstanding:
  Basic......................................    3,486,698            --       4,089,160(2)  7,575,858
  Assuming dilution..........................    3,486,723            --       4,089,160(2)  7,575,883

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                          PROFESSIONALS GROUP, INC.
                     AND PHYSICIANS PROTECTIVE TRUST FUND

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        FOR THE YEAR ENDED DECEMBER 31, 1995
                                               -------------------------------------------------------
                                               PROFESSIONALS
                                                   GROUP           PPTF        PRO FORMA     PRO FORMA
                                                HISTORICAL      HISTORICAL    ADJUSTMENTS    COMBINED
                                               -------------    ----------    -----------    ---------
Revenues and other income:
Net premiums written.........................    $  55,151       $100,507                    $ 155,658
Decrease in unearned premiums, net of prepaid
  reinsurance premiums.......................          533             --                          533
                                                 ---------       --------      ---------     ---------
Premiums earned, net.........................       55,684        100,507                      156,191
Net investment income........................       14,729         23,050                       37,779
Net realized investment gains (losses).......           (6)         4,511                        4,505
Reinsurance experience refund................           --            401                          401
Other income.................................          165            311                          476
                                                 ---------       --------      ---------     ---------
          Total revenues and other income....       70,572        128,780                      199,352
                                                 ---------       --------      ---------     ---------
Expenses:
Losses and loss adjustment expenses, net.....       35,558        120,596                      156,154
Increase in reserve for extended reporting
  period claims..............................        1,344            746                        2,090
Policy acquisition and other underwriting
  expenses...................................        9,328          6,202                       15,530
                                                 ---------       --------      ---------     ---------
          Total expenses.....................       46,230        127,544                      173,774
                                                 ---------       --------      ---------     ---------
Income from continuing operations before
  Federal income taxes.......................       24,342          1,236                       25,578
Federal income taxes (benefits)..............        8,276         (1,600)                       6,676
                                                 ---------       --------      ---------     ---------
Income from continuing operations............    $  16,066       $  2,836             --(4)  $  18,902
                                                 =========       ========      =========     =========
Income per share from continuing operations:
  Basic......................................    $    4.68       $     --                    $    2.51(1)
  Assuming dilution..........................    $    4.68       $     --                    $    2.51(1)
Weighted average shares outstanding:
  Basic......................................    3,432,339             --      4,089,160(2)  7,521,499
  Assuming dilution..........................    3,432,339             --      4,089,160(2)  7,521,499

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                          PROFESSIONALS GROUP, INC.
                     AND PHYSICIANS PROTECTIVE TRUST FUND

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                (IN THOUSANDS)

       The following Professionals Group, Inc. and Physicians Protective Trust Fund Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical Consolidated Balance Sheets of Professionals Group, Inc. and Physicians Protective Trust Fund giving effect to the transactions contemplated by the Merger Agreement, which will be accounted for as a "pooling-of-interests," as if those transactions had been effective on March 31, 1998 and after giving effect to the pro forma adjustments described in the Notes to Professionals Group, Inc. and Physicians Protective Trust Fund Unaudited Pro Forma Condensed Combined Financial Statements. This information should be read in conjunction with the historical consolidated financial statements of Professionals Group, Inc. including the notes thereto, and the historical consolidated financial statements of Physicians Protective Trust Fund, including the notes thereto. The pro forma financial data do not give effect to any anticipated revenue enhancements in connection with the transactions contemplated by the Merger Agreement and are not necessarily indicative of either the results that actually would have occurred had the transactions contemplated by the Merger Agreement been consummated on March 31, 1998 or the results that may be obtained in the future.

                          PROFESSIONALS GROUP, INC.
                      AND PHYSICIANS PROTECTIVE TRUST FUND

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 (IN THOUSANDS)



                                                                               AT MARCH 31, 1998
                                                                               -----------------
                                                      Professionals
                                                         Group               PPTF           Pro Forma            Pro Forma
                                                       Historical         Historical       Adjustments           Combined
                                                      -------------       -----------      -----------         ------------
                       Assets
Investments:
Fixed maturities available for sale, at fair value    $    349,286        $   293,682      $         -         $    642,968
Equity securities available for sale, at fair value          2,871              4,062                                 6,933
Short-term investments, at cost                             30,399              8,759                                39,158
Real estate, at cost, net of accumulated
  depreciation                                                 436                  -                                   436
                                                      ------------        -----------      -----------         ------------
  Total investments                                        382,992            306,503                -              689,495
Cash, unrestricted                                           1,232                  -                                 1,232
Cash, restricted                                                 -              2,070                                 2,070
Premiums due from policyholders                             18,847             30,053                                48,900
Reinsurance balances                                        23,617             51,683                                75,300
Accrued investment income                                    6,276              4,468                                10,744
Deferred federal income taxes                               14,565              7,178                                21,743
Property and equipment, at cost, net of                                                                                   -
  accumulated depreciation                                   8,281                713                                 8,994
Deferred policy acquisition costs                            1,259                  -                                 1,259
Other assets                                                10,306              3,675                                13,981
                                                      ------------        -----------      -----------         ------------
  Total assets                                        $    467,375        $   406,343      $         -         $    873,718
                                                      ============        ===========      ===========         ============

        Liabilities and Shareholders' Equity
Liabilities:
Loss and loss adjustment expense reserves             $    277,721        $   215,066      $         -         $    492,787
Reserve for extended reporting period claims                15,400             10,581                                25,981
Unearned premiums                                           33,350             36,551                                69,901
Long-term debt                                              22,500                  -                                22,500
Surplus contributions                                            -             10,094                                10,094
Accrued expenses and other liabilities                      13,627             14,005            1,700 (4)           29,332
                                                      ------------        -----------      -----------         ------------
  Total liabilities                                        362,598            286,297            1,700              650,595
                                                      ------------        -----------      -----------         ------------

Shareholders' Equity:
Preferred stock, no par value                                    -                  -                                     -
Common stock, no par value                                   3,506                  -            4,089 (3)            7,595
Additional paid-in capital                                  14,569                  -           (4,089)(3)           10,480
Retained earnings                                           83,480            114,683           (1,700)(4)          196,463
Accumulated other comprehensive income                       3,222              5,363                                 8,585
                                                      ------------        -----------      -----------         ------------
  Total shareholders' equity                               104,777            120,046           (1,700)             223,123
                                                      ------------        -----------      -----------         ------------
  Total liabilities and shareholders' equity          $    467,375        $   406,343      $         -         $    873,718
                                                      ============        ===========      ===========         ============



See Notes to Unuadited Pro Forma Condensed Combined Financial Statements.

                      NOTES TO PROFESSIONALS GROUP, INC.
                     AND PHYSICIANS PROTECTIVE TRUST FUND
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) Historical earnings per share for Physicians Protective Trust Fund is not meaningful due to its legal structure as a medical malpractice self-insurance trust fund. Pro forma primary and fully diluted earnings per share is computed by dividing pro forma net income by the pro forma weighted average number of shares outstanding during each period.

(2) Pro forma weighted average shares outstanding was determined using historical amounts, adjusted to reflect the issuance of 4,089,160 shares of common stock of Professionals Group, Inc. to be issued in conjunction with the business combination of Professionals Group, Inc. and Physicians Protective Trust Fund.

(3) This adjustment reflects the transfer from additional paid-in capital to common stock for the stated value of 4,089,160 shares of common stock of Professionals Group, Inc. to be issued in conjunction with the business combination of Professionals Group, Inc. and Physicians Protective Trust Fund.

(4) The accompanying pro forma condensed combined statement of income gives effect to actual expenses related to the transactions contemplated by the Merger Agreement of approximately $0.5 million for the three months ended March 31, 1998. An additional $1.7 million is expected to be incurred with respect to the transactions contemplated by the Merger Agreement after March 31, 1998. Accordingly, $1.7 million of expenses have been reflected as an adjustment to pro forma retained earnings as of March 31, 1998.